[THE FRANKLIN LIFE INSURANCE COMPANY LETTERHEAD]

Dear Contract Owner:

We are pleased to provide this 1995 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund B contract.

                     INVESTMENT POSITION AS OF DECEMBER 31, 1995
     Accumulation Unit Value                                        $73.02
                                                                    ------
                                                                    ------
     Fixed Portion Interest Rate on Amounts Contributed During
     Most Recent Contract Year.  Current Crediting Rate Not
     Guaranteed For Future Years.                                     6.50%*
                                                                    ------
                                                                    ------

          *LESS A CONTRACT EXPENSE CHARGE

The economy showed reasonable growth in 1995, with unemployment staying around the 5.6% level and corporate profits continuing to show good growth. The stock market continued its strong performance in the second half of 1995, with the Standard & Poor's 500 Index up 13.1%. The Standard & Poor's 500 Index was up 34.1% for the year.


     Variable Portion:         December 31, 1995     June 30, 1995     December 31, 1994
     -----------------         -----------------     -------------     -----------------
     Accumulation Unit Value         $73.02              $64.46               $57.63
                                     ------              ------               ------
                                     ------              ------               ------
     Percentage Change From:

          December 31, 1994          +26.7%
                                     ------
                                     ------
          June 30, 1995              +13.3%
                                     ------
                                     ------

     The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1995 appears on page 3.

     FIXED PORTION:
     As noted above, additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1995 were based on a 6.50% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1996, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1996 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made during or prior to the contract year ending in 1994 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The U. S. economy, for the first three quarters of 1995, slowed to a more normal 2.5% to 3.0% growth pace, after being up 4.1% in 1994, as indicated by
the Gross Domestic Product.   The Federal Reserve has changed its interest
rate position and lowered the Fed Funds rate in July and December. This rate currently stands at 5.50%. Congress is working on a budget plan that would eliminate the deficit in seven years. This proposed action has created a positive force for both the fixed income and equity markets. Inflation continues to be at an acceptable level. Short term interest rates could stay around the current level, with the possibility of slightly lower rates during the year. The stock market has some potential for an upward move, but many factors will need to be positive for this to happen in 1996.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                        Cordially yours,

                                        /s/Robert J. Gibbons

                                        Robert J. Gibbons
                                        President
                                        and Chief Executive Officer

                     FRANKLIN LIFE VARIABLE ANNUITY FUND B
                      STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1995

ASSETS
     Investments-at fair value (cost-$1,191,968):
          Common stocks                                                                                                  $1,212,179
          Short-term note                                                                                                   297,531
                                                                                                                         ----------
                                                                                                                          1,509,710

     Cash on deposit                                                                                                         28,364
     Dividends and interest receivable                                                                                        5,461
                                                                                                                         ----------
                                                                     Total Assets                                         1,543,535

Liability - Due to The Franklin Life Insurance Company                                                                        5,905
                                                                                                                         ----------

Contract Owners' Equity
     Value of 21,059 Accumulation Units outstanding,
          equivalent to $73.016375 per unit                                                                              $1,537,630
                                                                                                                         ----------
                                                                                                                         ----------

                                STATEMENT OF OPERATIONS
                              YEAR ENDED DECEMBER 31, 1995


Investment Income
     Dividends                                                                                       $  24,478
     Interest                                                                                           20,372
                                                                                                     ---------
                                                                     Total Income                                        $   44,850

Expenses
     Mortality and expense charges                                                                   $  14,273
     Investment management services                                                                      6,240
                                                                                                     ---------
                                                                     Total Expenses                                          20,513
                                                                                                                         ----------
                                                           Net Investment Income                                             24,337
Realized and Unrealized Gain on Investments
     Net realized gain from investment transactions
          Proceeds from sales                                                                        $ 225,610
          Cost of investments sold (identified cost method)                                            220,251
                                                                                                     ---------
                                                           Net Realized Gain                                                  5,359
     Net unrealized appreciation of investments
          Beginning of year                                                                          $   8,111
          End of year                                                                                  317,742
                                                                                                     ---------
                                                           Net Unrealized Appreciation                                      309,631
                                                                                                                         ----------
                                                           Net Gain On Investments                                          314,990
                                                                                                                         ----------
                                                           Net Increase In Contract Owners'
                                                            Equity Resulting From Operations                             $  339,327
                                                                                                                         ----------
                                                                                                                         ----------

               STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                                     YEAR ENDED DECEMBER 31
                                                                                        1995          1994
                                                                                    ------------------------
Net investment income                                                               $   24,337    $   17,381
Net realized gain from investment transactions                                           5,359       133,762
Net unrealized appreciation (depreciation) of investments                              309,631     (158,376)
                                                                                    ------------------------
     Net Increase (Decrease) In Contract Owners' Equity Resulting From Operations      339,327       (7,233)
Net contract purchase payments                                                          22,240        29,286
Payment for contract guarantees                                                          (505)         (153)
Withdrawals                                                                          (158,420)     (222,497)
                                                                                    ------------------------
     Net Increase (Decrease) in Contract Owners' Equity                                202,642     (200,597)
     Contract Owners' Equity at Beginning of Year                                    1,334,988     1,535,585
                                                                                    ------------------------
     Contract Owners' Equity At End of Year                                         $1,537,630    $1,334,988
                                                                                    ------------------------
                                                                                    ------------------------


                      SEE NOTES TO FINANCIAL STATEMENTS

                    FRANKLIN LIFE VARIABLE ANNUITY FUND B
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995


 NUMBER
   OF                                                                 FAIR
 SHARES                                                               VALUE
--------                                                           ----------
            COMMON STOCKS (78.8%)
            AEROSPACE/AVIATION (4.4%)
     450      Boeing Company                                       $   35,269
     700      Raytheon Company                                         33,075
                                                                   ----------
                                                                       68,344
            AUTOMOTIVE (.9%)
     250      General Motors Corporation                               13,219
            BANKING (3.0%)
     700      Student Loan Marketing Association                       46,200
            BEVERAGES (2.4%)
     300      Anheuser-Busch Companies, Inc.                           20,062
     300      PepsiCo, Incorporated                                    16,763
                                                                   ----------
                                                                       36,825
            BUSINESS SERVICES (1.2%)
     900      Equifax Inc.                                             19,237
            CHEMICALS (1.8%)
     400      Dow Chemical                                             28,100
            COMPUTER SERVICES (3.5%)
   1,300      Ceridian Corporation                                     53,625
            COSMETICS & HOUSEHOLD PRODUCTS (3.9%)
     440      Dial Corp.                                               13,035
     900      Gillette Company                                         46,913
                                                                   ----------
                                                                       59,948
            DRUG & HEALTH CARE (15.8%)
     850      Eckerd Corporation*                                      37,931
   1,000      Eli Lilly and Company                                    56,250
     675    Merck & Company, Inc.                                      44,297
     300      Pfizer, Incorporated                                     18,900
     900      Schering-Plough Corporation                              49,275
   1,200      Walgreen Company                                         35,850
                                                                   ----------
                                                                      242,503
            ELECTRONICS & INSTRUMENTATIONS (2.45%)
     450      Hewlett-Packard Company                                  37,688
            FOOD - RETAIL (3.3%)
   1,550      Albertson's, Inc.                                        50,956
            MACHINERY - INDUSTRIAL & CONSTRUCTION (2.5)
     400      Fluor Corporation                                        26,400
     400      Trinity Industry                                         12,600
                                                                   ----------
                                                                       39,000
            MINING & MINERALS (.7%)
     250      Cleveland-Cliffs Inc.                                    10,250
            OFFICE EQUIPMENT & SERVICES (8.8%)
     300      Compaq Computers Corporation*                            14,400
     350      International Business Machines Corporation              31,981
   1,000      Policy Management Systems Corporation*                   47,625
     300      Xerox Corporation                                        41,100
                                                                   ----------
                                                                      135,106


 NUMBER
   OF                                                                 FAIR
 SHARES                                                               VALUE
--------                                                           ----------
            OILS & OIL RELATED PRODUCTS (8.0%)
     250      Amoco Corporation                                    $   17,875
     575      British Petroleum Company, p.l.c.                        58,722
     600      Enron Corporation                                        22,875
     800      Unocal Corporation                                       23,300
                                                                   ----------
            PHOTOGRAPHY (1.1%)                                        122,772
     250      Eastman Kodak Company                                    16,750

            RESTAURANTS/LODGING (3.7%)
   1,000      Marriott International, Inc.                             38,250
     400      McDonald's Corporation                                   18,050
                                                                   ----------
                                                                       56,300
            TECHNOLOGY (5.1%)
     700      AMP, Incorporated                                        26,775
     300      Diebold, Incorporated                                    16,613
     350      Intel Corporation                                        19,862
     450      Marshall, Incorporated*                                  14,456
                                                                   ----------
                                                                       77,706
            UTILITIES-ELECTRIC (3.5%)
   1,900      Baltimore Gas and Electric Company                       54,150

            UTILITIES - TELEPHONE (2.8%)
   1,000      BellSouth Corporation                                    43,500
                                                                   ----------
                                             TOTAL COMMON STOCKS
                                                 (COST-$894,437)    1,212,179



PRINCIPAL
 AMOUNT
--------
              SHORT-TERM NOTE (19.4%)
$300,000      United States Treasury Bill
                due 1/4/96 (cost-$297,531)                            297,531
                                                                   ----------
                                      TOTAL INVESTMENTS (98.2%)
                                             (COST -$1,191,968)     1,509,710

                                     CASH AND RECEIVABLES, LESS
                                               LIABILITY (1.8%)        27,920
                                                                   ----------
                                         TOTAL CONTRACT OWNERS'
                                                EQUITY (100.0%)    $1,537,630
                                                                   ----------
                                                                   ----------

*Non-income producing investment in 1995


                          SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND B CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                         NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund B (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1995 aggregated $304,061 and $225,610, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

During the year ended December 31, 1995, sales and administrative charges aggregating $2,141 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

                   NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                                 YEAR ENDED                  YEAR ENDED
                             DECEMBER 31, 1995           DECEMBER 31, 1994
                             UNITS        AMOUNT         UNITS        AMOUNT
                           ---------------------------------------------------
Balance at
  beginning of
  year                       23,165    $1,334,988        26,542    $1,535,585

Purchases                       366        22,240           505        29,286

Net investment
   income                         -        24,337             -        17,381

Net realized gain
  from investment
  transactions                    -         5,359             -       133,762

Net unrealized
  appreciation
  (depreciation) of
  investments                     -       309,631             -      (158,376)

Withdrawals                  (2,472)     (158,420)       (3,882)     (222,497)

Payment for
  contract
  guarantees                      -          (505)            -          (153)
                           ---------------------------------------------------
Balance at end of
  year                       21,059    $1,537,630        23,165    $1,334,988
                           ---------------------------------------------------
                           ---------------------------------------------------

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.


NOTE G-NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

Net unrealized appreciation/depreciation of investments at December 31, 1995 and 1994 was as follows:

                                          DECEMBER 31         DECEMBER 31
                                              1995                1994
                                          -------------------------------
Gross unrealized appreciation                $322,151             $67,236

Gross unrealized depreciation                   4,409              59,125
                                          -------------------------------
  Net unrealized appreciation of
   investments                               $317,742            $  8,111
                                          -------------------------------
                                          -------------------------------

                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)


                                                                                     Year Ended December 31
                                                            ------------------------------------------------------------------------
                                                                1995           1994           1993           1992           1991
                                                            ------------------------------------------------------------------------


Investment income                                               $2.043         $1.569         $1.305         $1.120         $1.197

Expenses                                                          .935           .850           .841           .766           .691
                                                            ------------------------------------------------------------------------

Net investment income                                            1.108           .719           .464           .354           .506

Net realized and unrealized gain (loss) on investments          14.278          (.943)         1.697          1.236         13.776
                                                            ------------------------------------------------------------------------

Net increase (decrease) in accumulation unit value              15.386          (.224)         2.161          1.590         14.282

Accumulation unit value:
  Beginning of year                                             57.630         57.854         55.693         54.103         39.821
                                                            ------------------------------------------------------------------------
  End of year                                                  $73.016        $57.630        $57.854        $55.693        $54.103
                                                            ------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------

Ratio of expenses to average net assets                          1.44%          1.44%          1.44%          1.44%          1.44%
Ratio of net investment income to average net assets             1.71%          1.22%           .80%           .67%          1.05%
Portfolio turnover rate                                         22.26%         82.18%         61.50%         60.64%         24.18%
Number of accumulation units outstanding at end of year         21,059         23,165         26,542         29,973         31,205
------------------------------------------------------------------------------------------------------------------------------------


            MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 17, 1995. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, a new Investment Management Agreement between The Franklin and the Fund was approved and Ernst &Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.


     Matter                                       Votes:
  ------------                 ---------------------------------------------------
                                   For            Against             Abstain
                                   ---            -------             -------

Election of
Robert G. Spencer as
Member, Board of Managers          12,242         1,152                    0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers          11,984         1,410                    0

Election of
James W. Voth as
Member, Board of Managers          12,242         1,152                    0

Election of
Clifford L. Greenwalt as
Member, Board of Managers          12,242         1,152                    0

Approval of new Investment
Management Agreement
between the Fund and
The Franklin                       12,084           584                  726

Ratification of Selection
of Ernst & Young LLP as
independent auditors               12,398            50                  946


                            REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund B

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund B, including the portfolio of investments, as of December 31, 1995, and the related statements of operations, changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for the year then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audit. The statement of changes in contract owners' equity for the year ended December 31, 1994, and the table of per-unit income and changes in accumulation unit value for each of the four years in the period then ended, were audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that statement and table.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1995 financial statements and the 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund B at December 31, 1995, and the results of its operations, changes in its contract owners' equity, and per-unit income and changes in accumulation unit value for the year then ended in conformity with generally accepted accounting principles.








                                             Ernst & Young LLP








Chicago, Illinois
February 2, 1996